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                             BANK ONE, TEXAS, N.A.
                                  910 Travis
                             Houston, Texas 77002

                  FIRST AMENDMENT TO PARTICIPATION AGREEMENT

                               December 16, 1998

BOCP Energy Partners, L.P.
150 E. Gay Street, 24th Floor
Colombus, Ohio  43215

Dear Sirs:

     Bank One, Texas, N.A. ("Bank One") has entered into that certain Letter Loan Agreement dated July 17, 1997 (as from time to time amended, supplemented or restated, including by the herein defined Current Amendment, the "Loan Agreement") with Texstar Petroleum, Inc., a Texas corporation ("Borrower"), pursuant to which Borrower executed that certain Promissory Note dated November 4, 1998 payable to the order of Bank One in the original principal amount of $10,000,000 (the "Note"). Bank One has submitted to BOCP Energy Partners, L.P. ("Participant") copies of the Loan Agreement and the Note (both the original documents and all amendments and supplements thereto, including that certain Fourth Amendment to Letter Loan Agreement of even date herewith, which is herein called the "Current Amendment"). Reference is made to such instruments for descriptions of the rights and obligations of Borrower and Bank One thereunder, for definitions of terms used therein and herein and for all other terms and conditions of the Loan Agreement and all loans and advances thereunder (collectively, the "Loan"), including Tranche A and Tranche B under the Loan Agreement.

     Pursuant to a Participation Agreement dated November 4, 1998 (the "Original Participation Agreement") Bank One sold, and Participant purchased, a 100% participation in Tranche B under the Loan Agreement and the related payment rights under the Note. Bank One and Participant now desires to amend the Original Participation Agreement as follows:

     Section 1. CONSENTS. Participant hereby consents to the Current Amendment and to the increase of Tranche B, as provided therein, from $2,000,000 to a maximum of $4,500,000.

     Section 2. ADVANCES. Bank One has heretofore made, or within one day after execution of this First Amendment will make, a second advance under Tranche B to Borrower in the principal amount of $1,000,000, the making of which advance is hereby consented to and approved by Participant in all respects. In consideration of such advance under Tranche B, Participant will, on the date of such advance, cause immediately available funds in the amount of such principal amount to be transferred to an account at Bank One designated by Bank One.

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BOCP Energy Partners, L.P.
December 16, 1998
Page 2

     Section 3. PRINCIPAL PAYMENT ON TRANCHE A. Unless Tranche A is paid in full before such time, prior to 11:00 a.m., Houston time, on December 18, 1998, Participant will purchase an additional $1,500,000 interest in Tranche B by causing immediately available funds in the amount of $1,500,000 to be transferred to an account at Bank One designated by Bank One, which $1,500,000 shall be applied to the $1,500,000 principal payment due on Tranche A on December 18, 1998.

     Section 4. NO FURTHER MODIFICATION. As modified hereby to reflect the increase in Tranche B, the Original Participation Agreement is hereby ratified and confirmed in all respects.

                              Yours truly,

                         BANK ONE, TEXAS, N.A.


                         By: /s/ Michelle Wolpert
                             ----------------------------------------
                               Name: Michelle Wolpert
                               Title: V-P

AGREED TO AND ACCEPTED:


BOCP ENERGY PARTNERS, L.P.

By:  EnCap Investments L.C., Manager


     By: /s/ Robert L. Zorich
         -----------------------------------
         Robert L. Zorich, Managing Director


     Borrower hereby acknowledges receipt of a copy of the foregoing First Amendment to Participation Agreement and agrees to the terms thereof.

                         TEXSTAR PETROLEUM, INC.


                         By: /s/ Prentis B. Tomlinson Jr.
                             ------------------------------------------
                              Name: Prentis B. Tomlinson, Jr.
                              Title: Chairman and CEO